IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING
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           FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 25, 1999
                                                         ---------------

                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement dated as of August 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-17)

                       GE Capital Mortgage Services, Inc.
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                    33-5042                       21-0627285
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(State or Other Jurisdiction       (Commission                 (IRS Employer of
     or Incorporation)             File Number)              Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                          08002
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code (609) 661-6100

Item 5.   Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials"). The Computational Materials included in Exhibit 1 were prepared and furnished to the Registrant by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and the Computational Materials included in
Exhibit 2 were prepared and furnished to the Registrant by Lehman Brothers Inc. (together with DLJ, the "Underwriters"), each acting as an underwriter in respect of certain classes of the Registrant's REMIC Mortgage Pass-Through Certificates, Series 1999-17 (the "Certificates"). Certain classes of the Certificates (the "Offered Certificates") are being offered pursuant to a Prospectus dated August 19, 1999, as supplemented by a related Prospectus Supplement dated August 25, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 filed by the Company and GE Capital Mortgage Funding Corporation (file nos. 333-68951 and 333-68951-01) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the applicable Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1. Computational Materials (Donaldson, Lufkin & Jenrette Securities Corporation)
Exhibit 2.     Computational Materials (Lehman Brothers Inc.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GE Capital Mortgage Services, Inc.
                                        (Registrant)



Date: August 27, 1999                   By:  /s/  Mary Kaplan
      ---------------                        -----------------------------
                                        Name:     Mary Kaplan
                                        Title:    Vice President

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.              DESCRIPTION                                  PAGE
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     1                   Computational Materials                       5
                         (Donaldson, Lufkin, & Jenrette
                         Securities Corporation)

     2                   Computational Materials
                         (Lehman Brothers Inc.)